UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2011

POSITIVEID CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-33297	06-1637809

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1690 SOUTH CONGRESS AVENUE, SUITE 200
DELRAY BEACH, FLORIDA	33445

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-805-8008

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

On May 25, 2011, PositiveID Corporation, a Delaware corporation (the “Company”), filed a Current Report on Form 8-K under Item 2.01 (the “Initial Report”) to report the completion of its acquisition of MicroFluidic Systems, a California corporation (“MicroFluidic”), on May 23, 2011. In response to parts (a) and (b) of Item 9.01 of the Initial Report, the Company indicated that it would file the required financial information by amendment, as permitted by Item 9.01(a)(4) and 9.01(b)(2) to Form 8-K. This Current Report on Form 8-K/A amends Items 9.01(a) and 9.01(b) of the Initial Report to provide the required financial information.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

The audited financial statements of MicroFluidic as of and for the years ended December 31, 2010 and 2009 and the unaudited financial statements of MicroFluidic as of March 31, 2011 and for the three months ended March 31, 2011 and 2010, and the notes related thereto are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma condensed combined balance sheet as of March 31, 2011 has been prepared to present the Company’s financial position as if the acquisition of MicroFluidic had occurred on March 31, 2011. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2010 and the three months ended March 31, 2011 have been prepared to present the Company’s results of operations as if the acquisition of MicroFluidic had occurred on January 1, 2010 and January 1, 2011, respectively. The unaudited condensed combined pro forma financial information is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

(c) Exhibits

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm

99.1

Audited financial statements of MicroFluidic Systems as of and for the years ended December 31, 2010 and 2009 and unaudited financial statements of MicroFluidic Systems as of March 31, 2011 and for the three months ended March 31, 2011 and 2010

99.2	Unaudited pro forma condensed combined financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PositiveID Corporation

Date: August 8, 2011

/s/ William J. Caragol

William J. Caragol
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm

99.1

Audited financial statements of MicroFluidic Systems as of and for the years ended December 31, 2010 and 2009 and unaudited financial statements of MicroFluidic Systems as of March 31, 2011 and for the three months ended March 31, 2011 and 2010

99.2	Unaudited pro forma condensed combined financial information

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